9. Income Taxes: Schedule of Components of the net deferred tax asset (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Details
Net loss	$ (1,702,424)	$ (558,974)	$ (931,290)
Federal Statutory Rate	21.00%	21.00%	34.00%
Computed expected tax recovery	$ (357,509)	$ (117,384)	$ (316,639)
Non-deductible expenses	51,044	7,946	44,968
Change in tax rates	0	1,511,910	0
Change in valuation allowance	306,465	(1,402,472)	271,671
Income tax expense	$ 0	$ 0	$ 0